SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2005

JACUZZI BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-14557	22-3568449
(Commission File Number)	(IRS Employer Identification No.)

777 S. FLAGLER DRIVE, WEST TOWER,
SUITE 1100, WEST PALM BEACH, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 514-3838

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 1, 2005, Jacuzzi Brands, Inc. (“Jacuzzi”) completed the sale of substantially all the assets of Eljer Plumbingware (“Eljer”) to affiliates of Sun Capital Partners, Inc. in exchange for 11,000 shares of preferred stock in one of its affiliates and other consideration. The buyers assumed certain liabilities of Eljer consisting primarily of long term retiree medical and life insurance benefits. For more detailed information related to this transaction, see our Current Report on Form 8-K filed on May 25, 2005.

Item 9.01 — Financial Statements, Pro Forma Financial Information and Exhibits

     (a) not applicable

     (b) Pro forma financial information

The accompanying unaudited financial information has been furnished pursuant to Article 11 of Regulation S-X. In accordance with Article 11, the unaudited pro forma balance sheet as of April 2, 2005, the last day of our fiscal second quarter, presents Jacuzzi’s financial position as if the sale of Eljer had occurred on that date. The unaudited pro forma consolidated statements of earnings for the six months ended April 2, 2005 and the fiscal years ended September 28, 2002, September 27, 2003 and October 2, 2004 present Jacuzzi’s operating results as if the sale of Eljer had occurred at the beginning of the periods presented. Pro forma adjustments to reflect the sale have been applied to the historical balance sheet and statements of earnings. These adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances. The adjustments are described in the notes to the pro forma financial information and are set forth in the “Pro Forma Adjustments” columns.

The unaudited pro forma consolidated financial information is presented for informational purposes only. They do not purport to represent what our results of operations or financial position would have been had this transaction occurred on the dates indicated, and do not necessarily project our financial position at any future date or our results of operations for any future period. This unaudited pro forma financial information is derived from the historical financial information of Jacuzzi and presented on a stand-alone basis not including or incorporating any pro forma adjustments from any other transactions.

This pro forma financial information should be read in conjunction with Jacuzzi’s 2004 Annual Report on Form 10-K, filed on December 10, 2004.

JACUZZI BRANDS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
SIX MONTHS ENDED APRIL 2, 2005
(unaudited)
(in millions, except per share amounts)

		Pro Forma Adjustments
		Disposition	Other
	Historical	of Eljer	Adjustments		Pro Forma
Net sales	$650.7	$(68.3)	$—		$582.4
Operating costs and expenses:
Cost of products sold	455.7	(58.0)	—		397.7
Selling, general and administrative expenses	150.7	(11.4)	0.6	(a)	139.9
Restructuring charges	4.0	(1.9)	—		2.1

Operating income	40.3	3.0	(0.6)		42.7
Interest expense	(24.5)	—	(0.2	)(b)	(24.7)
Interest income	1.2	—	—		1.2
Other expense, net	(0.2)	—	—		(0.2)

Earnings before income taxes and discontinued operations	16.8	3.0	(0.8)		19.0
Provision for income taxes	(3.7)	(1.1)	0.4	(c)	(4.4)

Earnings from continuing operations	$13.1	$1.9	$(0.4)		$14.6

Earnings per share from continuing operations
Basic	$0.17				$0.19
Diluted	$0.17				$0.19

Basic weighted-average shares	75.3				75.3
Diluted weighted-average shares	76.5				76.5

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

a)	Increase in pension expense.

b)	Interest related to additional borrowings to fund disposition.

c)	Tax impact of pro forma adjustments.

JACUZZI BRANDS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FISCAL YEAR ENDED OCTOBER 2, 2004
(unaudited)
(in millions, except per share amounts)

		Pro Forma Adjustments
		Disposition	Other
	Historical	of Eljer	Adjustments		Pro Forma
	(Restated) (1)
Net sales	$1,347.2	$(145.9)	$—		$1,201.3
Operating costs and expenses:
Cost of products sold	934.3	(131.9)	—		802.4
Selling, general and administrative expenses	294.1	(25.3)	(0.3	)(a)	268.5
Impairment, restructuring and other charges	22.3	(19.4)	—		2.9

Operating income	96.5	30.7	0.3		127.5
Interest expense	(50.6)	0.1	(0.3	)(b)	(50.8)
Interest income	4.7	—	—		4.7
Other expense, net	(3.2)	—	—		(3.2)

Earnings before income taxes and discontinued operations	47.4	30.8	—		78.2
Provision for income taxes	(18.5)	(8.9)	—		(27.4)

Earnings from continuing operations	$28.9	$21.9	$—		$50.8

Earnings per share from continuing operations
Basic	$0.39				$0.68
Diluted	$0.38				$0.67

Basic weighted-average shares	75.0				75.0
Diluted weighted-average shares	75.7				75.7

(1)	Earnings from continuing operations were restated to reflect the change in accounting for our investment in Spear & Jackson as a result of the increase in our ownership percentage. As a result earnings from continuing operations for the year ended October 2, 2004 decreased by $0.2 million. Earnings per share from continuing operations were not impacted.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

a)	Decrease in pension expense.

b)	Interest related to additional borrowings to fund disposition.

JACUZZI BRANDS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FISCAL YEAR ENDED SEPTEMBER 27, 2003
(unaudited)
(in millions, except per share amounts)

		Pro Forma Adjustments
		Disposition	Other
	Historical	of Eljer	Adjustments		Pro Forma
	(Restated) (1)
Net sales	$1,192.6	$(167.4)	$—		$1,025.2
Operating costs and expenses:
Cost of products sold	834.4	(151.6)	—		682.8
Selling, general and administrative expenses	258.0	(24.2)	(0.8	)(a)	233.0
Impairment, restructuring and other charges	19.0	(9.5)	—		9.5

Operating income	81.2	17.9	0.8		99.9
Interest expense	(60.7)	0.1	(0.3	)(b)	(60.9)
Interest income	2.1	—	—		2.1
Other expense, net	(25.2)	0.1	—		(25.1)

Earnings before income taxes and discontinued operations	(2.6)	18.1	0.5		16.0
Benefit from (provision for) income taxes	13.5	(6.3)	(0.4	) (c)	6.8

Earnings from continuing operations	$10.9	$11.8	$0.1		$22.8

Earnings per share from continuing operations
Basic	$0.15				$0.31
Diluted	$0.15				$0.30

Basic weighted-average shares	74.6				74.6
Diluted weighted-average shares	74.7				74.7

(1)	Earnings from continuing operations were restated to reflect the change in accounting for our investment in Spear & Jackson as a result of the increase in our ownership percentage. As a result earnings from continuing operations for the year ended September 27, 2003 increased by $0.8 million. Earnings per share from continuing operations was impacted by $0.01.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

a)	Decrease in pension expense.

b)	Interest related to additional borrowings to fund disposition.

c)	Tax impact of pro forma adjustments.

JACUZZI BRANDS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FISCAL YEAR ENDED SEPTEMBER 28, 2002
(unaudited)
(in millions, except per share amounts)

		Pro Forma Adjustments
		Disposition	Other
	Historical	of Eljer	Adjustments		Pro Forma

Net sales	$1,068.3	$(164.3)	$—		$904.0
Operating costs and expenses:
Cost of products sold	731.9	(142.1)	—		589.8
Selling, general and administrative expenses	234.8	(23.0)	(0.8	)(a)	211.8
Impairment, restructuring and other charges	7.2	—	—		7.2

Operating income	94.4	0.8	0.8		96.0
Interest expense	(74.7)	—	(0.3	)(b)	(75.0)
Interest income	4.6	—	—		4.6
Other expense, net	(15.5)	—	—		(15.5)

Earnings before income taxes and discontinued operations	8.8	0.8	0.5		10.1
Benefit from (provision for) income taxes	23.1	(0.3)	(0.1	) (c)	22.7

Earnings from continuing operations	$31.9	$0.5	$0.4		$32.8

Earnings per share from continuing operations
Basic	$0.43				$0.44
Diluted	$0.43				$0.44

Basic weighted-average shares	73.8				73.8
Diluted weighted-average shares	73.8				73.8

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

a)	Decrease in pension expense.

b)	Interest related to additional borrowings to fund disposition.

c)	Tax impact of pro forma adjustments.

JACUZZI BRANDS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
APRIL 2, 2005
(unaudited)
(in millions)

		Pro Forma Adjustments
		Disposition	Other
	Historical	of Eljer	Adjustments		Pro Forma
ASSETS

Current assets:
Cash and cash equivalents	$26.2	$(4.1)	$—		$22.1
Trade receivables, net	244.9	(30.1)	—		214.8
Inventories	229.1	(22.6)	—		206.5
Deferred income taxes	30.0	(2.5)	—		27.5
Assets held for sale	2.6	—	—		2.6
Other current assets	39.4	(1.7)	—		37.7

Total current assets	572.2	(61.0)	—		511.2
Restricted cash collateral account	—	—	4.1	(a)	4.1
Property, plant and equipment, net	126.8	(5.5)	—		121.3
Pension assets	150.6	—	(2.1	) (b)	148.5
Insurance for asbestos claims	171.0	—	—		171.0
Goodwill	284.2	—	—		284.2
Other intangibles, net	59.1	—	—		59.1
Other non-current assets	28.7	(0.3)	—		28.4

TOTAL ASSETS	$1,392.6	$(66.8)	$2.0		$1,327.8

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Notes payable	$20.2	$—	$—		$20.2
Current maturities of long-term debt	29.7	—	8.5	(c)	38.2
Trade accounts payable	119.5	(6.1)	—		113.4
Income taxes payable	20.8	—	—		20.8
Accrued expenses and other current liabilities	121.3	(3.0)	5.3	(d)	123.6

Total current liabilities	311.5	(9.1)	13.8		316.2
Long-term debt	440.9	—	—		440.9
Deferred income taxes	23.3	9.5	—		32.8
Asbestos claims	171.0	—	—		171.0
Other non-current liabilities	134.5	(17.5)	1.0	(d)	118.0

Total liabilities	1,081.2	(17.1)	14.8		1,078.9
Commitments and contingencies
Stockholders’ equity	311.4	(49.7)	(12.8	) (e)	248.9

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,392.6	$(66.8)	$2.0		$1,327.8

JACUZZI BRANDS, INC.
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
(in millions)

a)	Amount deposited into a restricted cash collateral account for the benefit of the bond holders.

b)	Pension curtailment charge.

c)	Additional borrowings to fund disposition.

d)	Transaction costs and liabilities assumed as part of disposition including costs associated with the transition services agreement. Jacuzzi has committed to provide severance benefits to Eljer employees who may be terminated by the buyer within twelve months of the sale. The cost of this commitment cannot be estimated at this time.

e)	Impact of transaction adjustments on retained earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACUZZI BRANDS, INC.
Date: July 8, 2005	By:	/s/ Steven C. Barre
Senior Vice President and General Counsel